FINANCIAL INVESTORS TRUST: GRANDEUR PEAK FUNDS

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Stalwarts Fund

(the “Funds”)

SUPPLEMENT DATED OCTOBER 19, 2021 TO THE SUMMARY PROSPECTUS AND

PROSPECTUS DATED AUGUST 31, 2021, AS SUBSEQUENTLY AMENDED

On October 19, 2021, Robert T. Gardiner announced future plans to change his role at Grandeur Peak Global Advisors, LLC (the “Adviser”) in connection with an extended sabbatical commencing on approximately July 1, 2022 (the “Effective Date”).

During the sabbatical, Mr. Gardiner intends to continue to serve as Chairman and member of the Board of Managers of the Adviser but, for a period of approximately three years following the Effective Date, he will no longer serve in a guardian portfolio management role for these Funds. Therefore, all references to Mr. Gardiner in the Summary Prospectuses and Prospectus will be deleted as of that date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE